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                                                                 EXHIBIT i(1)(f)


FREEDMAN, LEVY, KROLL & SIMONDS


                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS



     We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 12 to the Form N-1A Registration Statement of AIM Variable Insurance Funds, Inc. (File No. 33-57340).



                                             /s/ FREEDMAN, LEVY, KROLL & SIMONDS
                                             -----------------------------------
                                             FREEDMAN, LEVY, KROLL & SIMONDS



Washington D.C.
April 14, 1999